                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                               CREDIT QUALITY       6
                TWELVE-MONTH DIVIDEND HISTORY       6
                             TOP FIVE SECTORS       7
             NET ASSET VALUE AND MARKET PRICE       7
              Q&A WITH YOUR PORTFOLIO MANAGER       8
                            GLOSSARY OF TERMS      12

                               BY THE NUMBERS
                     YOUR TRUST'S INVESTMENTS      13
                         FINANCIAL STATEMENTS      25
                NOTES TO FINANCIAL STATEMENTS      30
               REPORT OF INDEPENDENT AUDITORS      34
                   DIVIDEND REINVESTMENT PLAN      35



    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      37
                 RESULTS OF SHAREHOLDER VOTES      38

With four generations of investment management experience, we understand market declines--and that opportunities may arise at any time.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
November 20, 2001

Dear Shareholder,

Recent events, market fluctuations and a worldwide economic slowdown affected everyone in 2001. We at Van Kampen understand how disconcerting these tragic events are, that's why we continue to stress the importance of long-term investing--a prudent strategy for dealing with uncertain markets.

To help you put recent events--and your trust's performance--into perspective, we've prepared this informative report. It examines how your trust's portfolio manager invested the trust's assets and how those investments performed. Inside you'll find an interview with the trust manager, a complete list of the trust's holdings at the end of the reporting period, charts and graphs summarizing interest rate and inflation trends, and other information which will help you better understand your investment.

                  With nearly four generations of investment management experience, we understand market declines--and that new opportunities may arise at any time. So, as you craft an investment strategy that can minimize the impact of future downturns, consider these time-tested investing principles:

- DIVERSIFY--Owning a portfolio that includes a variety of stock and fixed-income funds may moderate your investment risk and improve your long-term portfolio performance.

- BEFORE YOU INVEST, SEEK FINANCIAL ADVICE--Your financial advisor can help you develop a personalized investment strategy based on your age, family status and goals. He or she can help assess your situation by reviewing your investment time frame, tolerance for risk, personal savings, and investments and retirement assets. While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

Thank you for your continued trust in Van Kampen.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

THE ECONOMY
BY THE END OF OCTOBER 2001, THE EFFECTS OF THE SEPTEMBER TERRORIST ATTACKS CONTINUED TO REVERBERATE IN AN ALREADY SLUGGISH U.S. ECONOMY. GROSS DOMESTIC PRODUCT (GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, FELL AT AN ANNUAL RATE OF
0.4 PERCENT.

BUSINESS ACTIVITY CONTINUED ITS YEAR-LONG DECLINE, SPIRALING DOWNWARD IN THE WEEKS FOLLOWING THE TRAGEDY. THROUGHOUT THE REPORTING PERIOD THE ECONOMY TEETERED ON THE EDGE OF RECESSION, PROMPTING BUSINESSES TO SLASH INVENTORIES AND CAPITAL EXPENDITURES. CONSUMER CONFIDENCE, WHICH HAD SLIPPED IN RECENT MONTHS, PLUMMETED IMMEDIATELY AFTER THE TERRORIST ATTACKS. CONFIDENCE LEVELS STABILIZED BY THE END OF THE PERIOD, BUT CONSUMER RESOLVE WAS FURTHER CHALLENGED BY MASS LAYOFFS, RISING UNEMPLOYMENT AND AN APPARENT BIOTERROR THREAT.

AGAINST THIS BACKDROP, CONSUMER SPENDING--THE ENGINE DRIVING TWO-THIRDS OF U.S. ECONOMIC GROWTH--REMAINED WEAK, BUT SURPRISINGLY RESILIENT. STRONGER-THAN-EXPECTED CONSUMPTION OF SERVICES AND DURABLE GOODS, SUCH AS COMMON HOUSEHOLD APPLIANCES, PREVENTED A GREATER DROP IN GDP. REGARDLESS, MANY ECONOMIC ANALYSTS WONDERED HOW LONG CONSUMERS COULD CONTINUE TO SPEND. UNEMPLOYMENT LEVELS, WHICH WERE ON THE RISE THROUGHOUT THE REPORTING PERIOD, SURGED TO 5.4 PERCENT BY THE END OF OCTOBER 2001.

ALTHOUGH FACED WITH INCOMPLETE DATA, MANY ECONOMIC ANALYSTS SUGGESTED THE UNITED STATES COULD NO LONGER AVOID A RECESSION, COMMONLY DEFINED AS TWO CONSECUTIVE QUARTERS OF NEGATIVE GROWTH. ANALYSTS WERE UNABLE TO PREDICT THE DURATION OF THE DOWNTURN, BUT MANY SUGGESTED THE GOVERNMENT'S ECONOMIC STIMULUS PACKAGE AND RECENT INTEREST-RATE CUTS COULD PROVIDE THE SPARK NEEDED FOR A POSSIBLE RECOVERY.

INTEREST RATES AND INFLATION
CONSISTENT WITH ITS RECENT ACTIONS, THE FEDERAL RESERVE BOARD (THE FED) AGAIN ATTEMPTED TO STIMULATE THE FALTERING ECONOMY BY SLASHING INTEREST RATES. THE FED'S 0.50 PERCENT CUT ON OCTOBER 2--THE NINTH RATE-CUT TO OCCUR BETWEEN JANUARY 1 AND OCTOBER 31, 2001--BROUGHT THE FEDERAL FUNDS RATE TO 2.5 PERCENT. (NOTE: ON NOVEMBER 6, 2001, THE FED CUT INTEREST RATES BY AN ADDITIONAL 0.50 PERCENT. THIS WAS THE TENTH RATE-CUT IN 2001.)

FINALLY, INFLATION REMAINED MODEST DURING THE REPORTING PERIOD. THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 2.1 PERCENT IN THE 12 MONTHS ENDED OCTOBER 31.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(September 30, 1999--September 30, 2001)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 99                                                                            5.70
Dec 99                                                                            8.30
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -0.40

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(October 31, 1999--October 31, 2001)
[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Oct 99                                                                      5.25                               2.60
                                                                            5.50                               2.60
                                                                            5.50                               2.70
Jan 00                                                                      5.50                               2.70
                                                                            5.75                               3.20
                                                                            6.00                               3.80
Apr 00                                                                      6.00                               3.10
                                                                            6.50                               3.20
                                                                            6.50                               3.70
Jul 00                                                                      6.50                               3.70
                                                                            6.50                               3.40
                                                                            6.50                               3.50
Oct 00                                                                      6.50                               3.40
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Jan 01                                                                      5.50                               3.70
                                                                            5.50                               3.50
                                                                            5.00                               2.90
Apr 01                                                                      4.50                               3.30
                                                                            4.00                               3.60
                                                                            3.75                               3.20
Jul 01                                                                      3.75                               2.70
                                                                            3.50                               2.70
                                                                            3.00                               2.60
Oct 01                                                                      2.50                               2.10

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of October 31, 2001)

-------------------------------
NYSE Ticker Symbol - VMO
-------------------------------

                                                    MARKET(1)   NAV(2)
---------------------------------------------------------------------------
One-year total return                                 21.42%     13.94%
---------------------------------------------------------------------------
Five-year average annual total return                  9.02%      7.41%
---------------------------------------------------------------------------
Life-of-Trust average annual total return              6.96%      7.66%
---------------------------------------------------------------------------
Commencement date                                               4/24/92
---------------------------------------------------------------------------

Distribution rate as a % of closing common share
price(3)                                                          6.21%
---------------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of
closing common share price(4)                                    10.20%
---------------------------------------------------------------------------
Preferred share (Series A) rate(5)                               2.845%
---------------------------------------------------------------------------
Preferred share (Series B) rate(5)                               2.950%
---------------------------------------------------------------------------
Net asset value                                                  $17.59
---------------------------------------------------------------------------
Closing common share price                                       $15.65
---------------------------------------------------------------------------
One-year high common share price (09/17/01)                      $16.25
---------------------------------------------------------------------------
One-year low common share price (11/28/00)                       $13.25
---------------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 39.1% federal income tax bracket.

(5) See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, share price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of October 31, 2001
- AAA/Aaa............  65.2%   [PIE CHART]
- AA/Aa..............  11.2%
- A/A................  18.1%
- BBB/Baa............   3.8%
- BB/Ba..............   0.6%
- Non-Rated..........   1.1%
As of October 31, 2000
- AAA/Aaa............  66.8%   [PIE CHART]
- AA/Aa..............   9.9%
- A/A................  15.7%
- BBB/Baa............   6.5%
- Non-Rated..........   1.1%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

TWELVE-MONTH DIVIDEND HISTORY

(for the period ended October 31, 2001, for common shares)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
11/00                                                                            0.075
12/00                                                                            0.075
1/01                                                                             0.075
2/01                                                                             0.075
3/01                                                                             0.075
4/01                                                                             0.075
5/01                                                                             0.075
6/01                                                                             0.078
7/01                                                                             0.078
8/01                                                                             0.078
9/01                                                                             0.081
10/01                                                                            0.081

The dividend history represents dividends that were paid on the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS

(as a percentage of long-term investments)
[INVESTMENT PERFORMANCE GRAPH]

                                                                      OCTOBER 31, 2001                   OCTOBER 31, 2000
                                                                      ----------------                   ----------------
Health Care                                                                14.90                              10.90
General Purpose                                                            13.20                              15.20
Wholesale Electric                                                         12.30                              12.70
Transportation                                                             10.60                               9.60
Retail Electric/Gas/Telephone                                              10.00                               6.70

Subject to change daily.

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--April 1992 through October 2001)
[INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
4/92                                                                      14.9400                            14.9400
                                                                          15.5900                            14.8750
                                                                          15.7500                            15.1250
12/92                                                                     15.6500                            15.0000
                                                                          16.4700                            15.8750
                                                                          16.9500                            15.8750
                                                                          17.4400                            16.2500
12/93                                                                     17.4400                            16.0000
                                                                          15.4100                            14.1250
                                                                          15.2500                            14.6250
                                                                          14.9900                            13.3750
12/94                                                                     14.3000                            12.7500
                                                                          15.6100                            14.0000
                                                                          15.2300                            13.8750
                                                                          15.4800                            13.5000
12/95                                                                     16.6200                            13.5000
                                                                          15.8200                            13.7500
                                                                          15.6200                            13.5000
                                                                          15.9600                            13.6250
12/96                                                                     16.2400                            13.5000
                                                                          15.9400                            13.7500
                                                                          16.4600                            14.5620
                                                                          16.9400                            15.1250
12/97                                                                     17.3300                            15.5000
                                                                          17.3000                            15.6250
                                                                          17.2600                            15.6250
                                                                          17.8100                            16.6875
12/98                                                                     17.5400                            16.6875
                                                                          17.3800                            16.5625
                                                                          16.5400                            15.1250
                                                                          16.0500                            13.8750
12/99                                                                     15.5000                            13.1250
                                                                          15.9000                            13.2500
                                                                          15.9000                            13.6250
                                                                          16.1400                            14.1250
12/00                                                                     17.0500                            14.6250
                                                                          17.2000                            15.2300
                                                                          16.9600                            15.3200
                                                                          17.3500                            15.8400
10/01                                                                     17.5900                            15.6500

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGER

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED
THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE PAST 12 MONTHS.
DENNIS PIETRZAK, PORTFOLIO MANAGER, HAS MANAGED THE TRUST SINCE 1995 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1968. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE DURING THE 12-MONTH PERIOD ENDED OCTOBER 31, 2001.

The investment teams that manage the Van Kampen trusts extend their condolences to those touched by the tragic events of September 11, 2001. Please know that our thoughts are with all those who have been affected.

Q   HOW WOULD YOU CHARACTERIZE
    THE MARKET ENVIRONMENT IN WHICH THE TRUST OPERATED IN THE LAST 12 MONTHS, AND HOW DID THE TRUST PERFORM IN THAT ENVIRONMENT?

A   The market environment of the
past year has been dominated by the effects of the faltering U.S. economy. It seems hard to imagine that one year ago both investors and the Federal Reserve Board (the "Fed") were worried about inflation. Those worries disappeared when growth slowed drastically in the second half of 2000, with gross domestic product (GDP) falling to an anemic 1.9 percent in the fourth quarter of 2000. The slowing economy had predictable effects, including widespread layoffs and deteriorating conditions for business investment.

    The severity and suddenness of the slowdown led the Fed to shift its attention rapidly from fighting inflation to avoiding recession. Acting between scheduled meetings, the Fed cut interest rates on January 3, 2001 by 50 basis points. This was only the first of nine cuts over the period ending October 31, for a total of 400 basis points or four percentage points. These moves did not seem to have an appreciable effect on the economy, however, which continued to slow going into September.

    The tragic events of September 11 made a bad economic situation worse. Business activity came to a standstill nationwide and across industries, and the travel sector was especially hard hit. Employment, which had been weak to begin with, fell sharply as companies announced layoffs as part of a general move to cut costs to address a markedly weaker future. For the third quarter of 2001, GDP fell by 0.4 percent, its largest decline since the recession of the early 1990s. Most analysts are predicting an even steeper drop in the fourth quarter.

    Uncertainty surrounding the slowing economy led many investors to seek out the relative stability of bonds. This preference for potential stability produced large cash inflows for all types of bond trusts. While this money was initially put to work in higher-rated issues in consideration of the weakness in the economy, by April spreads in lower-grade credits also started to compress as more money flowed into the bond markets.

    These cash inflows joined with Fed policy to drive interest rates lower. Rates fell across the yield curve, with the most dramatic declines happening on the short end of the yield curve, which is the most responsive to changes in monetary policy. This shift steepened the curve significantly as short- and intermediate-term paper rallied strongly.

    The general decline in interest rates led municipalities to increase their issuance of debt to take advantage of lower financing costs. For the year ended October 31, overall issuance nationwide was up 36 percent from the year earlier. Slowing economic conditions also led investors to pay more attention to credit quality, with the result that issuance of insured paper was up 56 percent nationwide over the same period.

    For the 12 months ended October 31, 2001, the trust produced a total return of 21.42 percent based on market price. This reflects an increase in market price from $13.6875 per share on October 31, 2000, to $15.65 per share on October 31, 2001. Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    By comparison, the Lehman Brothers Municipal Bond Index posted a total return of 10.51 percent for the same period. The Lehman Brothers Municipal Bond Index is an unmanaged, broad-based statistical composite of municipal bonds. Index returns do not include any sales charges or fees that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. For additional performance results, please refer to the chart and footnotes on page 4.

Q   HOW DID THESE FACTORS AFFECT THE
    WAY YOU MANAGED THE PORTFOLIO?

A   One of our main priorities over
the period revolved around maximizing the trust's total return within a disciplined interest-rate risk profile, while protecting the trust's dividend when possible. One of our primary methods for doing this was to follow our value-oriented discipline to identify strong credits that offered attractive yield spreads. As interest rates trended lower over the period, we began to seek out higher-yielding credits in sectors that had been broadly out of favor with investors.

    The healthcare sector was a case in point. Hospitals have been under immense pressure to cut their budgets and deal with their financing problems, and their well-publicized difficulties had caused a wave of rating downgrades across the industry. We have long been aware of these difficulties, and have actively managed the trust's exposure by disposing of bonds from issuers that we thought were unlikely to deliver performance. That said, through careful issue selection during the period we were able to identify selected issuers that offered good yields with potential for spread tightening and price appreciation. In fact, healthcare bonds turned out to be one of the best-performing sectors this year, as credit conditions in the healthcare market seemed to have turned up and the general level of demand for higher-yielding municipal bonds increased.

    We found similar opportunities in the utility sector. After thorough analysis, we invested in selected names in the retail gas and electricity industries in the northwest. Our confidence in the creditworthiness of the issuers was boosted by the fact that the bonds carried credit insurance. We believe the bonds offered attractive yield spreads and a good possibility of tightening, so we added them to the portfolio.

    The general declining interest rate environment triggered a wave of call activity by issuers seeking to refinance their obligations at lower interest rates. As a result, many of the trust's issues were either called or prerefunded over the period. The trust benefited from much of this activity, since many of the credits that were called were airline and airport bonds. Several of the trust's single-family housing bonds were also called.

    Where possible, we sold these called and prerefunded issues out of the portfolio before they came to term in order to take advantage of market opportunities. In those cases where there were no more attractive opportunities in the market, we opted to hold on to the securities until term. We generally reinvested the proceeds into premium coupon intermediate duration bonds, usually in the 15-year range. Our analysis showed that these bonds, which offer an attractive potential combination of strong income and moderate volatility, had the best total-return potential going forward. We also purchased some longer duration discount bonds to help keep the trust's duration profile in line with our targets.

    The only significant shift in portfolio structure over the period was a general increase in its credit profile. Most of our intermediate- and long-duration purchases were either high-grade or insured bonds which generally had higher credit quality than the bonds they replaced. The trust also benefited from its New York holdings, whose credit ratings rose along with that of the state for most of the period.

Q   WHAT IS YOUR OUTLOOK FOR THE
    MUNICIPAL MARKET?

A   Now that the economy has moved
measurably closer to recession, our focus has turned to the reversal that has historically followed every such decline. It is anticipated by many that a recovery may take place at some point next year, though it's impossible to predict just when that will happen. In the interim, interest rates are likely to remain at or near their current low levels. This may bode well for the municipal market, as we believe many states will move to take advantage of low interest rates by issuing new debt. Even in those cases where states opt out of new debt, there is likely to be sufficient volume of refundings as long as rates stay low.

    Equity markets are not likely to recover quickly from the double blows of a slowing economy and an uncertain global future in the wake of the tragic events of September 11. We believe the ongoing volatility in the equity markets has raised the profile of bonds in general as a viable asset allocation for many investors. We expect investors may continue to look on bonds favorably as long as the equity markets continue to be challenging.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

FEDERAL FUNDS RATE: The interest rate charged by one financial institution lending federal funds to another. The Federal Reserve Board adjusts the federal funds rate to affect the direction of interest rates.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROSS DOMESTIC PRODUCT (GDP): The total market value of all finished goods and services produced in a country in a given year.

INSURED BOND: A bond insured against default by the bond insurer. If the issuer defaults, the insurance company will take over payments of interest and principal when due. Once a bond is insured, it typically carries the credit rating of the issuer. Most issuers are rated AAA. Municipal bond insurance applies to specific securities held in the portfolio. It does not protect the shareholder against changes in the value of trust shares.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other state or local government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

NET ASSET VALUE (NAV): The value of a trust share, calculated by deducting a trust's liabilities from the total assets applicable to common shareholders in its portfolio and dividing this amount by the number of common shares outstanding.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time to maturity extends.

                                               BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

October 31, 2001
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                  COUPON    MATURITY      VALUE
          MUNICIPAL BONDS  100.0%
          ALABAMA  0.4%
$1,500    Birmingham Baptist Med Ctr AL Baptist Hlth
          Sys Ser A...................................  5.875%   11/15/24   $  1,528,635
   384    Mobile, AL Indl Dev Brd Solid Waste Disp Rev
          Mobile Energy Svcs Co Proj Rfdg (a) (b).....  6.950    01/01/20         23,062
                                                                            ------------
                                                                               1,551,697
                                                                            ------------
          ARIZONA  0.2%
 1,000    Scottsdale, AZ Indl Dev Auth Hosp Rev
          Scottsdale Hlthcare (c).....................  5.800    12/01/31      1,005,140
                                                                            ------------

          CALIFORNIA  1.7%
   705    California Rural Home Mtg Fin Auth Single
          Family Mtg Rev Ser C (GNMA
          Collateralized).............................  7.800    02/01/28        819,090
 5,000    Contra Costa, CA Home Mtg Fin Auth Home Mtg
          Rev (Escrowed to Maturity) (MBIA Insd)......   *       09/01/17      2,187,600
 4,000    Foothill/Eastern Corridor Agy CA Toll Rd Rev
          Conv Cap Apprec Sr Lien Ser A (Escrowed to
          Maturity (d)................................ 0/7.050   01/01/10      4,077,080
                                                                            ------------
                                                                               7,083,770
                                                                            ------------
          COLORADO  3.8%
 2,000    Arapahoe Cnty, CO Cap Impt Trust Fd Hwy Rev
          E-470 Proj Ser B (Prerefunded @ 08/31/05)...  7.000    08/31/26      2,351,900
 1,000    Colorado Edl & Cultural Facs Charter Sch
          Univ Lab Sch Proj...........................  6.250    06/01/31      1,009,540
 4,000    Colorado Hlth Facs Auth Rev Catholic Hlth
          Initiatives.................................  5.250    09/01/21      3,963,240
 1,000    Colorado Hlth Facs Auth Rev Hosp Portercare
          Adventist Hlth..............................  6.500    11/15/31      1,063,880
 1,000    Colorado Hsg Fin Auth Multi-Family Hsg Ins
          Mtg Ser B2..................................  5.800    10/01/28      1,024,000
   856    Colorado Hsg Fin Auth Single Family Pgm Sr
          Ser A2......................................  7.250    05/01/27        935,317
   660    Colorado Hsg Fin Auth Single Family Pgm Sr
          Ser A3......................................  7.000    11/01/24        682,876

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                  COUPON    MATURITY      VALUE
          COLORADO (CONTINUED)
$  685    Colorado Hsg Fin Auth Single Family Pgm Sr
          Ser C1......................................  7.550%   11/01/27   $    726,895
 1,000    Denver, CO City & Cnty Arpt Rev Ser B (MBIA
          Insd).......................................  6.250    11/15/07      1,122,270
 1,005    Greeley, CO Multi-Family Rev Hsg Mtg Creek
          Stone (FHA Gtd).............................  5.950    07/01/28      1,033,793
 1,000    Highlands Ranch Metro Dist No 2 CO Rfdg (FSA
          Insd).......................................  6.500    06/15/11      1,201,980
 1,250    Metropolitan Football Stadium Dist CO Sales
          Tax Rev Cap Apprec Ser A (MBIA Insd)........   *       01/01/11        844,050
                                                                            ------------
                                                                              15,959,741
                                                                            ------------
          CONNECTICUT  1.6%
 3,250    Connecticut St Spl Oblig Pkg Rev Bradley
          Intl Arpt Ser A (ACA Insd)..................  6.600    07/01/24      3,503,110
 1,000    Mashantucket Western Pequot Tribe CT Spl Rev
          Ser A, 144A--Private Placement (e)..........  6.400    09/01/11      1,080,500
   840    Mashantucket Western Pequot Tribe CT Spl Rev
          Ser A, 144A--Private Placement (Escrowed to
          Maturity) (e)...............................  6.500    09/01/06        967,848
 1,000    Mashantucket Western Pequot Tribe CT Spl Rev
          Ser A, 144A--Private Placement (Prerefunded
          @ 09/01/07) (e).............................  6.400    09/01/11      1,168,870
                                                                            ------------
                                                                               6,720,328
                                                                            ------------
          FLORIDA  1.9%
 3,400    Broward Cnty, FL Arpt Sys Rev Ser J-I (AMBAC
          Insd).......................................  5.250    10/01/26      3,423,732
 2,000    Escambia Cnty, FL Hlth Facs Auth Rev (AMBAC
          Insd).......................................  5.950    07/01/20      2,240,380
 2,375    North Broward, FL Hosp Dist Rev Impt........  6.000    01/15/31      2,463,754
                                                                            ------------
                                                                               8,127,866
                                                                            ------------
          GEORGIA  2.7%
 2,543    Fulton Cnty, GA Lease Rev (f)...............  7.250    06/15/10      2,879,087
 7,000    Georgia Muni Elec Auth Pwr Rev Ser A (MBIA
          Insd).......................................  6.500    01/01/20      8,484,000
                                                                            ------------
                                                                              11,363,087
                                                                            ------------
          HAWAII  0.7%
 2,800    Hawaii St Arpt Sys Rev Rfdg (FGIC Insd).....  5.250    07/01/21      2,813,496
                                                                            ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                  COUPON    MATURITY      VALUE
          ILLINOIS  14.5%
$2,000    Bolingbrook, IL Cap Apprec Ser C Rfdg (MBIA
          Insd).......................................   *       01/01/23   $    654,160
 6,000    Chicago, IL Brd Ed Cap Apprec Sch Reform B-1
          (FGIC Insd).................................   *       12/01/26      1,571,940
 2,000    Chicago, IL Brd of Ed (FGIC Insd)...........  5.500%   12/01/31      2,080,340
 3,000    Chicago, IL Midway Arpt Rev Ser A (FSA
          Insd).......................................  5.100    01/01/31      2,943,960
 5,000    Chicago, IL O'Hare Intl Arpt Rev Genl Arpt
          Second Lien Ser A Rfdg (MBIA Insd)..........  6.375    01/01/12      5,528,600
 1,500    Chicago, IL O'Hare Intl Arpt Rev Second Lien
          Passenger Fac B (AMBAC Insd)................  5.125    01/01/32      1,497,825
 2,000    Chicago, IL Pk Dist Hbr Fac Rev.............  5.875    01/01/16      2,180,240
 5,000    Chicago, IL Proj Ser A Rfdg (MBIA Insd).....  5.000    01/01/41      4,911,100
 6,400    Chicago, IL Sch Fin Auth Ser A (MBIA
          Insd).......................................  5.000    06/01/09      6,684,608
   580    Chicago, IL Single Family Mtg Rev Ser A
          (GNMA Collateralized).......................  7.000    09/01/27        650,621
   525    Chicago, IL Single Family Mtg Rev Ser B
          (GNMA Collateralized).......................  7.625    09/01/27        602,311
 1,000    Chicago, IL Wastewtr Transmission Rev (MBIA
          Insd).......................................  5.750    01/01/25      1,069,330
 2,000    Cook Cnty, IL Cap Impt Ser A (FGIC Insd)....  5.000    11/15/23      1,988,060
 2,000    Cook Cnty, IL Cmnty Cap Apprec (FSA Insd)...   *       12/01/10      1,367,420
 2,000    Cook Cnty, IL Ser A (FGIC Insd).............  5.125    11/15/26      2,009,100
 2,500    Du Page Cnty, IL Trans Rev (FSA Insd).......  5.750    01/01/17      2,729,275
 7,845    Du Page Wtr Commn IL Ref (c)................  5.250    03/01/10      8,545,166
 2,500    Illinois Hlth Facs Auth Rev Loyola Univ Hlth
          Sys Ser A...................................  6.125    07/01/31      2,512,050
 3,285    Illinois Hlth Facs Auth Rev Midwest
          Physician Group Ltd Proj (Prerefunded @
          11/15/04)...................................  8.125    11/15/19      3,855,736
   935    Illinois Hsg Dev Auth Rev Homeowner Mtg G2..  6.050    08/01/29        980,235
 1,000    Metropolitan Pier & Expo Auth IL Dedicated
          St Tax Rev McCormick Pl Expn Proj Rfdg (FGIC
          Insd).......................................  5.500    12/15/24      1,042,740
 2,000    Metropolitan Pier & Expo Auth IL Dedicated
          St Tax Rev McCormick Pl Expn Proj Rfdg (FGIC
          Insd).......................................  5.250    12/15/28      2,028,900

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                  COUPON    MATURITY      VALUE
          ILLINOIS (CONTINUED)
$1,410    Sangamon Cnty, IL Cmnty Unit Sch Dist No 5
          (FGIC Insd).................................  6.400%   12/01/03   $  1,525,860
 1,865    Sangamon Cnty, IL Cmnty Unit Sch Dist No 5
          (FGIC Insd).................................  6.500    12/01/05      2,113,660
                                                                            ------------
                                                                              61,073,237
                                                                            ------------
          INDIANA  1.9%
 3,270    Allen Cnty, IN War Mem Coliseum Ser A (AMBAC
          Insd).......................................  5.500    11/01/16      3,494,158
 1,000    Indiana St Dev Fin Auth Rev Exempt Fac
          Rfdg........................................  5.950    08/01/30      1,023,680
 1,210    North Adams, IN Cmnty Sch Cap Apprec First
          Mtg (FSA Insd)..............................   *       01/15/16        602,435
 2,500    Purdue Univ, IN Univ Rev Student Fee Ser B
          (Prerefunded @ 01/01/05)....................  6.750    07/01/09      2,859,600
                                                                            ------------
                                                                               7,979,873
                                                                            ------------
          IOWA  0.5%
 1,890    Des Moines, IA Pub Pkg Sys Rev Ser A (FGIC
          Insd).......................................  5.750    06/01/17      2,048,892
                                                                            ------------

          KANSAS  0.2%
 1,000    Wichita, KS Hosp Rev Rfdg & Impt Fac Ser
          III.........................................  5.500    11/15/22      1,014,440
                                                                            ------------

          KENTUCKY  1.9%
 1,475    Kenton Cnty, KY Arpt Brd Rev Cincinnati/
          Northn KY Intl Arpt Ser A Rfdg (MBIA
          Insd).......................................  6.200    03/01/08      1,646,056
 2,500    Kentucky Hsg Corp. Hsg Rev Ser F (FNMA
          Collateralized).............................  5.450    01/01/32      2,520,725
 1,250    Kentucky St Tpk Auth Econ Dev Revitalization
          Proj Rfdg (FSA Insd)........................  5.625    07/01/13      1,392,850
 2,345    Kentucky St Tpk Auth Econ Dev Revitalization
          Proj Rfdg (FSA Insd)........................  5.625    07/01/14      2,592,233
                                                                            ------------
                                                                               8,151,864
                                                                            ------------
          MAINE  0.6%
 1,575    Maine Edl Ln Auth Rev Supplemental Pgm Ser
          A1..........................................  7.000    12/01/16      1,632,661
   870    Maine Edl Ln Auth Rev Supplemental Pgm Ser
          A2..........................................  7.150    12/01/16        902,695
                                                                            ------------
                                                                               2,535,356
                                                                            ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                  COUPON    MATURITY      VALUE
          MARYLAND  0.2%
$1,000    Maryland St Econ Dev Corp Student Hsg Rev
          Collegiate Hsg Towson Ser A.................  5.750%   06/01/29   $    997,880
                                                                            ------------

          MASSACHUSETTS  1.4%
 1,000    Massachusetts St Grant Antic Nt Ser A.......  5.750    06/15/15      1,112,000
 1,500    Massachusetts St Hlth & Ed Fac Auth Rev
          Partners Hlthcare Sys Ser C.................  5.750    07/01/32      1,544,850
 3,000    Plymouth Cnty, MA Ctfs Partn Ser A
          (Prerefunded @ 10/01/02)....................  7.000    04/01/22      3,193,710
                                                                            ------------
                                                                               5,850,560
                                                                            ------------
          MICHIGAN  1.9%
 2,000    Michigan St Ctf Part (AMBAC Insd)...........  5.500    06/01/27      2,085,020
 1,000    Michigan St Strategic Fd Detroit Edison Poll
          Ctl Ser B Rfdg..............................  5.650    09/01/29      1,016,280
 4,500    Monroe Cnty, MI Pollutn Ctl Rev Coll Detroit
          Edison Monroe Ser 1 (MBIA Insd).............  6.875    09/01/22      4,737,645
                                                                            ------------
                                                                               7,838,945
                                                                            ------------
          MINNESOTA  0.3%
 1,000    Chaska, MN Elec Rev Ser A...................  6.100    10/01/30      1,067,120
                                                                            ------------

          MISSISSIPPI  2.0%
 2,000    Gulfport, MS Hosp Fac Rev Mem Hosp at
          Gulfport Proj A (c).........................  5.750    07/01/31      2,013,520
 3,730    Mississippi Home Corp Single Family Rev Mtg
          Ser C (GNMA Collateralized).................  7.600    06/01/29      4,385,025
 1,805    Mississippi Home Corp Single Family Rev Mtg
          Ser F (GNMA Collateralized).................  7.550    12/01/27      1,999,669
                                                                            ------------
                                                                               8,398,214
                                                                            ------------
          MISSOURI  1.4%
 1,035    Lees Summit, MO Wtr & Swr Rev Ref (AMBAC
          Insd) (c)...................................  5.250    07/01/06      1,103,341
 1,090    Lees Summit, MO Wtr & Swr Rev Ref (AMBAC
          Insd) (c)...................................  5.250    07/01/07      1,169,515
   265    Saint Louis Cnty, MO Single Family Mtg Rev
          (MBIA Insd).................................  6.900    04/01/16        282,964
 3,000    Sikeston, MO Elec Rev Rfdg (MBIA Insd)......  6.200    06/01/10      3,512,250
                                                                            ------------
                                                                               6,068,070
                                                                            ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                  COUPON    MATURITY      VALUE
          NEVADA  2.3%
$4,000    Clark Cnty, NV Indl Dev Rev NV Pwr Co Proj
          Ser A (FGIC Insd)...........................  6.700%   06/01/22   $  4,168,600
 5,250    Director St NV Dept Bus & Indl Las Vegas
          Monorail Proj (AMBAC Insd)..................  5.375    01/01/40      5,357,363
                                                                            ------------
                                                                               9,525,963
                                                                            ------------
          NEW HAMPSHIRE  0.6%
 2,500    New Hampshire Hlth & Ed Fac Univ Sys of NH
          (AMBAC Insd)................................  5.500    07/01/15      2,729,850
                                                                            ------------

          NEW JERSEY  5.8%
20,000    New Jersey Econ Dev Auth St Contract Econ
          Recovery (MBIA Insd)........................  5.900    03/15/21     22,904,400
 1,395    New Jersey Hlthcare Fac Fin Auth Rev Christ
          Hosp Group Issue (Connie Lee Insd)..........  7.000    07/01/04      1,545,423
                                                                            ------------
                                                                              24,449,823
                                                                            ------------
          NEW MEXICO  1.1%
   355    Hobbs, NM Single Family Mtg Rev Rfdg........  8.750    07/01/11        376,701
 3,850    New Mexico Mtg Fin Auth Single Family Mtg
          Pgm Ser G (GNMA Collateralized).............  7.250    07/01/26      4,070,413
                                                                            ------------
                                                                               4,447,114
                                                                            ------------
          NEW YORK  10.8%
 2,000    Metropolitan Tran Auth NY Commuter Fac Rev
          Contract....................................  5.500    07/01/14      2,163,040
 1,440    New York City Indl Dev Agy Spl Fac Rev
          Terminal One Group Assn Proj................  6.100    01/01/09      1,484,064
 3,000    New York City Indl Dev Agy Spl Fac Rev
          Terminal One Group Assn Proj................  6.000    01/01/15      3,076,200
10,000    New York City Ser A.........................  7.000    08/01/07     11,737,300
 3,000    New York City Ser A Rfdg....................  7.000    08/01/05      3,385,470
 1,500    New York St Dorm Auth Rev Mental Hlth Svcs
          Fac Ser A...................................  5.750    08/15/12      1,634,340
 1,767    New York St Mtg Agy Rev Homeowner Mtg Ser
          58..........................................  6.400    04/01/27      1,882,774
 2,665    New York St Mtg Agy Rev Homeowner Mtg Ser
          69..........................................  5.500    10/01/28      2,712,890

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                  COUPON    MATURITY      VALUE
          NEW YORK (CONTINUED)
$2,000    New York St Mtg Agy Rev Homeowner Mtg Ser
          90..........................................  6.350%   10/01/30   $  2,174,900
 6,400    New York St Twy Auth Svc Contract Rev Loc
          Hwy & Bldg..................................  5.750    04/01/09      6,997,760
 3,500    Port Auth NY & NJ Cons 97th Ser (FGIC
          Insd).......................................  6.650    01/15/23      3,721,830
 4,000    Port Auth NY & NJ Spl Oblig Rev Spl Proj JFK
          Intl Arpt Terminal 6 (MBIA Insd)............  5.750    12/01/22      4,204,080
                                                                            ------------
                                                                              45,174,648
                                                                            ------------
          NORTH CAROLINA  4.0%
 1,500    North Carolina Eastn Muni Pwr Agy Pwr Sys
          Rev Ser D...................................  6.700    01/01/19      1,648,230
11,000    North Carolina Muni Pwr Agy No 1 Catawba
          Elec Rev Rfdg (MBIA Insd) (g)...............  6.000    01/01/12     12,688,060
 2,320    Raleigh Durham, NC Arpt Rev Ser A (FGIC
          Insd).......................................  5.250    11/01/16      2,441,498
                                                                            ------------
                                                                              16,777,788
                                                                            ------------
          NORTH DAKOTA  0.3%
 1,275    North Dakota St Hsg Fin Agy Ser C...........  5.550    07/01/29      1,296,458
                                                                            ------------

          OHIO  2.8%
 1,000    Akron, OH Ctfs Partn Akron Muni Baseball
          Stad Proj (d)............................... 0/6.500   12/01/07      1,109,640
 1,190    Bowling Green St Univ OH (FGIC Insd)........  5.750    06/01/14      1,333,252
   500    Cuyahoga Cnty, OH Hosp Fac Rev Canton Inc
          Proj........................................  7.500    01/01/30        543,330
 2,000    Lorain Cnty, OH Hosp Rev Catholic Hlthcare A
          Impt & Rfdg.................................  5.250    10/01/33      1,973,980
 3,000    Lucas Cnty, OH Hosp Rev Promedica Hlthcare
          Oblig (MBIA Insd)...........................  6.000    11/15/07      3,385,860
 1,000    Ohio St Air Quality Dev Auth Rev JMG Funding
          Ltd Partn Proj Rfdg (AMBAC Insd)............  6.375    04/01/29      1,094,520
 3,315    Pickerington, OH Loc Sch Dist Cap Apprec Sch
          Facs Contr (FGIC Insd) (c)..................   *       12/01/10      2,278,433
                                                                            ------------
                                                                              11,719,015
                                                                            ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                  COUPON    MATURITY      VALUE
          OKLAHOMA  2.0%
$1,300    Sapulpa, OK Muni Auth Cap Impt Rev Rfdg (FSA
          Insd).......................................  5.750%   07/01/30   $  1,398,592
 1,000    Tulsa Cnty, OK Pub Fac Auth Cap Impt Rev
          (AMBAC Insd)................................  6.250    11/01/22      1,122,940
 2,000    Tulsa, OK Indl Auth Hosp Rev Hillcrest Med
          Cent Proj Rfdg (Escrowed to Maturity)
          (Connie Lee Insd)...........................  6.125    06/01/05      2,214,720
 3,140    Tulsa, OK Indl Auth Hosp Rev Hillcrest Med
          Cent Proj Rfdg (Escrowed to Maturity)
          (Connie Lee Insd)...........................  6.250    06/01/08      3,612,821
                                                                            ------------
                                                                               8,349,073
                                                                            ------------
          PENNSYLVANIA  5.4%
 6,655    Berks Cnty, PA Muni Auth Rev Highlands at
          Wyomissing Proj Ser B.......................  6.875    10/01/17      6,750,167
 7,500    Geisinger Auth PA Hlth Sys Ser A
          (Prerefunded @ 07/01/02)....................  6.400    07/01/22      7,866,075
 1,000    Harrisburg, PA Cap Apprec Rfdg Nts Ser F
          (AMBAC Insd)................................   *       03/15/15        528,240
 1,865    Harrisburg, PA Cap Apprec Rfdg Ser D (AMBAC
          Insd).......................................   *       09/15/15        961,930
 1,865    Harrisburg, PA Cap Apprec Rfdg Ser D (AMBAC
          Insd).......................................   *       03/15/16        926,178
 1,000    Pennsylvania St Tpk Comm Oil Franchise Tax
          Rev Subser B (AMBAC Insd)...................  4.750    12/01/27        955,330
 1,500    Philadelphia, PA Gas Wks Rev First Ser A
          (FSA Insd)..................................  5.000    07/01/26      1,486,245
 1,000    Philadelphia, PA Sch Dist Ser A (FSA
          Insd).......................................  5.750    02/01/13      1,124,660
 2,250    Southeastern PA Trans Auth PA Spl Rev Ser A
          (FGIC Insd).................................  4.750    03/01/24      2,161,530
                                                                            ------------
                                                                              22,760,355
                                                                            ------------
          SOUTH DAKOTA  0.7%
 1,375    Deadwood, SD Ctfs Partn (ACA Insd)..........  6.375    11/01/20      1,482,910
 1,285    South Dakota St Hlth & Edl Fac Auth
          Vocational Ed Pgm Ser A (AMBAC Insd)........  5.400    08/01/13      1,363,025
                                                                            ------------
                                                                               2,845,935
                                                                            ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                  COUPON    MATURITY      VALUE
          TENNESSEE  0.6%
$1,000    Elizabethton, TN Hlth & Ed Fac Brd Rev Hosp
          First Mtg Ser B Impt & Rfdg.................  8.000%   07/01/33   $  1,114,300
 1,000    Johnson City, TN Hlth & Edl Fac Brd Hosp Rev
          First Mtg Mtn St Hlth Ser A Rfdg (MBIA
          Insd).......................................  7.500    07/01/25      1,251,450
                                                                            ------------
                                                                               2,365,750
                                                                            ------------
          TEXAS  6.2%
   980    Austin, TX Utility Sys Rev Comb (AMBAC
          Insd).......................................  6.500    11/15/05      1,109,742
    20    Austin, TX Utility Sys Rev Prerfdg Comb
          (Escrowed to Maturity) (AMBAC Insd).........  6.500    11/15/05         22,754
 1,000    Brazos River Auth TX Rev Houston Ltg & Pwr
          Co Proj Rfdg (AMBAC Insd)...................  5.050    11/01/18      1,011,980
 2,545    Dallas Cnty, TX Cmnty College Fin Sys (AMBAC
          Insd).......................................  5.375    02/15/17      2,644,789
 3,000    Dallas Cnty, TX Util & Reclamation Dist Ser
          B Rfdg (AMBAC Insd).........................  5.875    02/15/29      3,151,230
 2,525    Dallas-Fort Worth, TX Intl Arpt Fac Impt
          Corp Rev Delta Airl Inc.....................  7.625    11/01/21      2,500,760
 1,500    Dallas-Fort Worth, TX Intl Arpt Rev Jt Ser A
          (FGIC Insd).................................  5.750    11/01/30      1,567,905
 5,000    Ector Cnty, TX Hosp Dist Hosp Rev
          (Prerefunded @ 04/15/02) (g)................  7.300    04/15/12      5,218,150
 3,000    Houston, TX Arpt Sys Rev Sub Lien Ser A (FSA
          Insd).......................................  5.625    07/01/30      3,103,260
 1,050    Houston, TX Arpt Sys Rev Sub Lien Ser B
          (FGIC Insd).................................  5.000    07/01/25      1,016,663
 1,500    Metropolitan Hlth Fac Dev Corp TX Wilson N
          Jones Mem Hosp Proj.........................  7.250    01/01/31      1,572,375
 1,750    Sabine River Auth TX Pollutn Ctl Rev TX Elec
          Proj Ser A Rfdg.............................  6.450    06/01/21      1,805,370
 1,465    Texas Genl Svcs Comm Partn Int Lease Purch
          Ctfs (f)....................................  7.250    08/01/11      1,490,520
                                                                            ------------
                                                                              26,215,498
                                                                            ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                  COUPON    MATURITY      VALUE
          VIRGINIA  2.0%
$8,200    Roanoke, VA Indl Dev Auth Hosp Rev Roanoke
          Mem Hosp Ser B Rfdg (MBIA Insd).............  6.250%   07/01/20   $  8,532,756
                                                                            ------------

          WASHINGTON  11.6%
 9,850    Bellevue, WA Convention Cent Comp Int Rfdg
          (MBIA Insd).................................   *       02/01/25      2,892,748
 3,750    Chelan Cnty, WA Pub Util Dist No 001 Cons
          Rev Chelan Hydro Ser A (MBIA Insd)..........  5.600    01/01/36      3,888,750
 5,000    Energy Northwest WA Elec Rev Columbia
          Generating Ser A Rfdg (FSA Insd)............  5.500    07/01/16      5,364,750
 4,000    Port Seattle, WA Rev Ser A (FGIC Insd)......  5.000    04/01/31      3,936,240
 2,000    Port Seattle, WA Rev Ser B (MBIA Insd)......  5.625    02/01/24      2,089,420
 1,400    Seattle, WA Wtr Sys Rev (FGIC Insd).........  5.250    03/01/24      1,417,304
 4,000    Tacoma, WA Elec Sys Rev Ser B Rfdg (FSA
          Insd).......................................  5.500    01/01/11      4,451,560
 9,975    Washington St Pub Pwr Supply Ser B (MBIA
          Insd).......................................  5.600    07/01/15     10,519,934
    25    Washington St Pub Pwr Supply Ser B
          (Prerefunded @ 07/01/03) (MBIA Insd)........  5.600    07/01/15         26,850
10,975    Washington St Pub Pwr Supply Sys Nuclear
          Proj No 1 Rev Ser A (MBIA Insd).............  5.700    07/01/17     11,368,344
 5,125    Washington St Pub Pwr Supply Sys Nuclear
          Proj No 3 Rev Ser C Rfdg (MBIA Insd)........   *       07/01/14      2,829,871
                                                                            ------------
                                                                              48,785,771
                                                                            ------------
          WEST VIRGINIA  2.0%
 8,000    Harrison Cnty, WV Cmnty Solid Waste Disp Rev
          West Penn Pwr Co Proj Ser A (MBIA Insd)
          (g).........................................  6.875    04/15/22      8,306,720
                                                                            ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)     DESCRIPTION                                  COUPON    MATURITY      VALUE
          WISCONSIN  1.7%
$1,000    Madison, WI Indl Dev Rev Madison Gas & Elec
          Co Proj Ser A...............................  6.750%   04/01/27   $  1,027,440
 1,500    Southeast WI Professional Baseball Pk Dist
          Sales Tax Rev Ser A Rfdg (MBIA Insd)........  5.500    12/15/20      1,637,265
 2,100    Wisconsin Hsg & Econ Dev Auth Home Ownership
          Rev Ser F...................................  5.250    07/01/29      2,057,811
 1,460    Wisconsin Hsg & Econ Dev Ser G..............  5.950    03/01/31      1,515,568
 1,000    Wisconsin St Hlth & Ed Fac Auth Rev Froedert
          & Cmnty Hlth Oblig..........................  5.375    10/01/30        969,300
                                                                            ------------
                                                                               7,207,384
                                                                            ------------
          WYOMING  0.3%
 1,005    Wyoming Cmnty Dev Auth Hsg Rev Ser 2........  6.350    06/01/29      1,059,371
                                                                            ------------
TOTAL LONG-TERM INVESTMENTS  100.0%
  (Cost $383,614,038)....................................................    420,198,848
SHORT-TERM INVESTMENTS  0.7%
  (Cost $2,900,000)......................................................      2,900,000
                                                                            ------------
TOTAL INVESTMENTS  100.7%
  (Cost $386,514,038)....................................................    423,098,848
LIABILITIES IN EXCESS OF OTHER ASSETS  (0.7%)............................     (3,059,872)
                                                                            ------------

NET ASSETS  100.0%.......................................................   $420,038,976
                                                                            ============

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

October 31, 2001

* Zero coupon bond

(a) This borrower has filed for protection in federal bankruptcy court.

(b) Non-income producing security.

(c) Securities purchased on a when-issued or delayed delivery basis.

(d) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(e) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(f) These securities are restricted and may be resold only in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(g) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corp.
Connie Lee--Connie Lee Insurance Co.
FGIC--Financial Guaranty Insurance Co.
FHA--Federal Housing Administration
FNMA--Federal National Mortgage Association
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
October 31, 2001

ASSETS:
Total Investments (Cost $386,514,038).......................  $423,098,848
Cash........................................................        23,392
Receivables:
  Investments Sold..........................................     7,213,348
  Interest..................................................     6,412,967
Other.......................................................         3,739
                                                              ------------
    Total Assets............................................   436,752,294
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................    15,864,179
  Investment Advisory Fee...................................       213,196
  Income Distributions--Common and Preferred Shares.........       186,327
  Administrative Fee........................................        71,066
  Affiliates................................................        12,845
Accrued Expenses............................................       216,217
Trustees' Deferred Compensation and Retirement Plans........       149,488
                                                              ------------
    Total Liabilities.......................................    16,713,318
                                                              ------------
NET ASSETS..................................................  $420,038,976
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 6,000 issued with liquidation preference of
  $25,000 per share)........................................  $150,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 15,352,891 shares issued and
  outstanding)..............................................       153,529
Paid in Surplus.............................................   226,719,758
Net Unrealized Appreciation.................................    36,584,810
Accumulated Net Realized Gain...............................     4,834,585
Accumulated Undistributed Net Investment Income.............     1,746,294
                                                              ------------
    Net Assets Applicable to Common Shares..................   270,038,976
                                                              ------------
NET ASSETS..................................................  $420,038,976
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($270,038,976 divided by
  15,352,891 shares outstanding)............................  $      17.59
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Year Ended October 31, 2001

INVESTMENT INCOME:
Interest....................................................  $23,527,791
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    2,582,252
Administrative Fee..........................................      823,912
Preferred Share Maintenance.................................      396,208
Trustees' Fees and Related Expenses.........................       32,523
Legal.......................................................       32,396
Custody.....................................................       24,078
Other.......................................................      243,869
                                                              -----------
    Total Expenses..........................................    4,135,238
                                                              -----------
NET INVESTMENT INCOME.......................................  $19,392,553
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $ 7,960,409
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   24,850,357
  End of the Period.........................................   36,584,810
                                                              -----------
Net Unrealized Appreciation During the Period...............   11,734,453
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $19,694,862
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $39,087,415
                                                              ===========

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
For the Years Ended October 31, 2001 and 2000

                                                        YEAR ENDED          YEAR ENDED
                                                     OCTOBER 31, 2001    OCTOBER 31, 2000
                                                     ------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...............................   $ 19,392,553        $ 19,498,276
Net Realized Gain...................................      7,960,409             348,640
Net Unrealized Appreciation During the Period.......     11,734,453           9,733,019
                                                       ------------        ------------
Change in Net Assets from Operations................     39,087,415          29,579,935
                                                       ------------        ------------

Distributions from Net Investment Income:
  Common Shares.....................................    (14,139,658)        (13,816,735)
  Preferred Shares..................................     (4,883,993)         (6,179,876)
                                                       ------------        ------------
                                                        (19,023,651)        (19,996,611)
                                                       ------------        ------------

Distributions from Net Realized Gain:
  Preferred Shares..................................       (125,574)                -0-
                                                       ------------        ------------
Total Distributions.................................    (19,149,225)        (19,996,611)
                                                       ------------        ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES........................................     19,938,190           9,583,324
NET ASSETS:
Beginning of the Period.............................    400,100,786         390,517,462
                                                       ------------        ------------
End of the Period (Including accumulated
  undistributed net investment income of $1,746,294
  and $1,377,392, respectively).....................   $420,038,976        $400,100,786
                                                       ============        ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                                       ------------------------------
                                                        2001        2000       1999
                                                       ------------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD (A).........  $ 16.29    $  15.67    $ 17.61
                                                       -------    --------    -------
  Net Investment Income..............................     1.26        1.27       1.25
  Net Realized and Unrealized Gain/Loss..............     1.29         .65      (1.97)
                                                       -------    --------    -------
Total from Investment Operations.....................     2.55        1.92       (.72)
                                                       -------    --------    -------
Less:
  Distributions from Net Investment Income:
    Paid to Common Shareholders......................      .92         .90        .90
    Common Share Equivalent of Distributions Paid to
      Preferred Shareholders.........................      .32         .40        .32
  Distributions from Net Realized Gain:
    Paid to Common Shareholders......................      -0-         -0-        -0-
    Common Share Equivalent of Distributions Paid to
      Preferred Shareholders.........................      .01         -0-        -0-
                                                       -------    --------    -------
Total Distributions..................................     1.25        1.30       1.22
                                                       -------    --------    -------
NET ASSET VALUE, END OF THE PERIOD...................  $ 17.59    $  16.29    $ 15.67
                                                       =======    ========    =======
Market Price Per Share at End of the Period..........  $ 15.65    $13.6875    $ 13.50
Total Investment Return at Market Price (b)..........   21.42%       8.28%    -13.29%
Total Return at Net Asset Value (c)..................   13.94%      10.03%     -6.16%
Net Assets at End of the Period (In millions)........  $ 420.0    $  400.1    $ 390.5
Ratio of Expenses to Average Net Assets Applicable to
  Common Shares (d)..................................    1.58%       1.68%      1.62%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (d)....................    7.40%       8.04%      7.35%
Portfolio Turnover...................................      34%         29%        30%
SUPPLEMENTAL RATIOS:
Ratio of Expenses to Average Net Assets Including
  Preferred Shares (d)...............................    1.00%       1.03%      1.03%
Ratio of Net Investment Income to Average Net Assets
  Applicable to Common Shares (e)....................    5.54%       5.49%      5.48%
SENIOR SECURITIES:
Total Preferred Shares Outstanding...................    6,000       6,000      6,000
Asset Coverage Per Preferred Share (f)...............  $70,006    $ 66,683    $65,086
Involuntary Liquidating Preference Per Preferred
  Share..............................................  $25,000    $ 25,000    $25,000
Average Market Value Per Preferred Share.............  $25,000    $ 25,000    $25,000

 * Non-Annualized

(a) Net Asset Value at April 24, 1992, is adjusted for common and preferred share offering costs of $.229 per common share.

(b) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share price at the end of the period indicated.

(c) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(d) Ratios do not reflect the effect of dividend payments to preferred shareholders.

(e) Ratios reflect the effect of dividend payments to preferred shareholders.

(f) Calculated by subtracting the Trust's total liabilities (not including the preferred shares) from the Trust's total assets and dividing this by the number of preferred shares outstanding.

                                                                      APRIL 24, 1992
                                                                      (COMMENCEMENT
                                                                      OF INVESTMENT
YEAR ENDED OCTOBER 31,                                                OPERATIONS) TO
-------------------------------------------------------------------    OCTOBER 31,
      1998       1997       1996       1995       1994       1993          1992
------------------------------------------------------------------------------------
    $  16.96   $  16.12   $  15.85   $  14.39   $  17.30   $  14.99      $  14.77
    --------   --------   --------   --------   --------   --------      --------
        1.26       1.26       1.27       1.28       1.30       1.36           .61
         .64        .83        .27       1.58      (2.92)      2.33           .09
    --------   --------   --------   --------   --------   --------      --------
        1.90       2.09       1.54       2.86      (1.62)      3.69           .70
    --------   --------   --------   --------   --------   --------      --------
         .90        .90        .91       1.01       1.02       1.02           .34
         .35        .35        .36        .39        .27        .28           .14
         -0-        -0-        -0-        -0-        -0-        .06           -0-
         -0-        -0-        -0-        -0-        -0-        .02           -0-
    --------   --------   --------   --------   --------   --------      --------
        1.25       1.25       1.27       1.40       1.29       1.38           .48
    --------   --------   --------   --------   --------   --------      --------
    $  17.61   $  16.96   $  16.12   $  15.85   $  14.39   $  17.30      $  14.99
    ========   ========   ========   ========   ========   ========      ========
    $  16.50   $15.0625   $  13.75   $ 13.625   $  13.00   $ 16.375      $  14.50
      15.91%     16.54%      7.72%     12.70%    -14.96%     20.85%        -1.16%*
       9.35%     11.11%      7.61%     17.74%    -11.30%     23.17%         2.10%*
    $  420.3   $  410.3   $  397.5   $  393.3   $  370.9   $  415.6      $  380.1
       1.61%      1.64%      1.66%      1.75%      1.69%      1.62%         1.54%
       7.25%      7.64%      7.96%      8.45%      8.14%      8.22%         7.47%
         29%        49%        85%        70%        76%        52%           53%*
       1.03%      1.03%      1.03%      1.06%      1.05%      1.02%         1.04%
       5.24%      5.51%      5.73%      5.87%      6.43%      6.51%         5.82%
       3,000      3,000      3,000      3,000      3,000      3,000         3,000
    $140,098   $136,771   $132,502   $131,094   $123,637   $138,519      $126,715
    $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000      $ 50,000
    $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000   $ 50,000      $ 50,000

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

October 31, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Municipal Opportunity Trust (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust commenced investment operations on April 24, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services or dealers are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security.

    In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The revised version of the Guide is effective

NOTES TO
FINANCIAL STATEMENTS

October 31, 2001

for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Trust currently does not accrete market discount on fixed income securities. Upon adoption, the Trust will be required to record a cumulative effect adjustment to reflect the accretion of market discount. The adjustment will increase accumulated undistributed net investment income and reduce unrealized appreciation on securities and therefore will not impact total net assets. As of October 31, 2001, the cumulative effect adjustment to reflect the accretion of market discount would be $506,780.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gains or losses may differ for financial reporting and tax purposes as a result of the deferral of losses relating to wash sale transactions which may not be recognized for tax purposes until the first day of the following fiscal year.

    At October 31, 2001, for federal income tax purposes, cost of long- and short-term investments is $386,514,899; the aggregate gross unrealized appreciation is $37,029,178 and the aggregate gross unrealized depreciation is $445,229, resulting in net unrealized appreciation on long- and short-term investments of $36,583,949.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

F. RECLASSIFICATIONS Certain information included in the prior years' financial highlights has been conformed to the current year presentation.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average daily net assets of the Trust. Effective May 17, 2001, this fee was reduced from
 .65% to .60% of the average daily net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to Van Kampen Investments Inc. or its affiliates (collectively "Van Kampen"), the Trust's Administrator, at an annual rate of .20%

NOTES TO
FINANCIAL STATEMENTS

October 31, 2001

of the average daily net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    For the year ended October 31, 2001, the Trust recognized expenses of approximately $11,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each trust. For the year ended October 31, 2001, the Trust recognized expenses of approximately $47,000 representing Van Kampen's cost of providing accounting and legal services to the Trust, which are reported as part of "Other" and "Legal" expenses, respectively, in the Statement of Operations.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $142,652,560 and $139,324,980, respectively.

4. PREFERRED SHARES

The Trust has outstanding 6,000 Auction Preferred Shares ("APS") in two series of 3,000 shares each. Dividends are cumulative and the dividend rate on each series is currently reset every 28 days through an auction process. The average rate in effect on October 31, 2001, was 2.8975%. During the year ended October 31, 2001, the rates ranged from 2.20% to 4.45%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of "Preferred Share Maintenance" expense in the Statement of Operations.

NOTES TO
FINANCIAL STATEMENTS

October 31, 2001

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and
Shareholders of Van Kampen
Municipal Opportunity Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen Municipal Opportunity Trust (the "Trust"), including the portfolio of investments, as of October 31, 2001, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Trust's financial highlights for the periods ended prior to October 31, 2000, were audited by other auditors whose report, dated December 6, 1999, expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the Trust's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Municipal Opportunity Trust as of October 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
December 10, 2001

DIVIDEND REINVESTMENT PLAN

    The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

    If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

    Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

    The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

    You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

    Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:

       Van Kampen Funds Inc.
        Attn: Closed-End Funds
         2800 Post Oak Blvd.
          Houston, TX 77056

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN MUNICIPAL OPPORTUNITY TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

 For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Trust during its taxable year ended October 31, 2001. The Trust designated 99.98% of the income distributions as a tax-exempt income distribution. In January, the Trust provides tax information to shareholders for the preceding calendar year.

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

RESULTS OF
SHAREHOLDER VOTES

An Annual Meeting of the Shareholders of the Trust was held on June 27, 2001, where shareholders voted on the election of trustees.

With regards to the election of the following trustees by the common shareholders of the Trust:

                                                                 # OF SHARES
                                                        ------------------------------
                                                         IN FAVOR             WITHHELD
--------------------------------------------------------------------------------------
Richard F. Powers III.................................  14,230,552            269,736
Hugo F. Sonnenschein..................................  14,254,028            246,260

With regards to the election of the following trustee by the preferred shareholders of the Trust:

                                                                 # OF SHARES
                                                        ------------------------------
                                                         IN FAVOR             WITHHELD
--------------------------------------------------------------------------------------
Theodore A. Myers.....................................       3,895                 --

The other trustees whose terms did not expire in 2001 were David C. Arch, Rod Dammeyer, Howard J Kerr, and Wayne W. Whalen.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
                    Copyright (C)2001 Van Kampen Funds Inc. All rights reserved.
VMO ANR 12/01                                                  Member NASD/SIPC.
                                                                4574L01-AS-12/01